INSURANCE BUSINESS RESULT - Summary of Insurance Business Result (Details) - ARS ($) $ in Thousands	3 Months Ended
	Mar. 31, 2025	Mar. 31, 2024
Disclosure of types of insurance contracts [abstract]
Insurance revenue	$ 133,231,919	$ 78,095,754
Insurance service expenses from insurance contracts issued	(110,723,255)	(52,021,835)
Net income (expenses) from reinsurance contracts held	5,361,378	(7,031,335)
Insurance Business Result	$ 27,870,042	$ 19,042,584